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                                                                 Exhibit 10.5(b)

                    SONESTA INTERNATIONAL HOTELS CORPORATION
                                (the "Borrower")


             Fifth Allonge to $2,000,000 Commercial Promissory Note
                      dated September 29, 2000 (the "Note")


                                            Boston, Massachusetts
                                            December 31, 2004

     1.   Change to Demand Facility.

     As used in the Note, references to "Maturity," "at Maturity" and "at the Maturity of the Note" are hereby amended to read "ON DEMAND."

     THIS ALLONGE IS MADE AND DELIVERED by the Borrower and shall be a part of the Note. The Note referred to above, as amended hereby, is hereby reaffirmed by the Borrower.

                                            SONESTA INTERNATIONAL
                                            HOTELS CORPORATION


                                            By: /S/
                                                --------------------------------
                                                Peter J. Sonnabend
                                                Vice Chairman

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